MutualFirst Financial
Symbol: MFSF
119th Annual Meeting
April 22, 2009

MutualBank

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Dave Heeter
President and CEO

MutualBank

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Forward Looking Statement

This presentation contains statements which constitute forward looking statements within the meaning of the Private Securities Litigation ReformAct of 1995. These statements may appear in a number of places in this presentation and include statements regarding the intent, belief, outlook, estimate or expectations of the company, its directors or its officers primarily with respect to future events and the future financial performance of the company, including but not limited to preliminary estimated ProForma combined financial information. Readers of this presentation are cautioned that any such forward looking statements are not guarantees of future events or performance and involve risk and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. These factors include, but are not limited to, the possibility that the expected cost savings, synergies and other financial benefits from the MFB acquisition might not be realized within the anticipated time frames and costs or difficulties relating to integration matters might be greater than expected changes in interest rates; the loss of deposits and loan demand to competitors; substantial changes in financial markets; changes in real estate values and the real estate market; or regulatory changes.

The Company does not undertake - and specifically disclaims any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

MutualBank

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MutualBank

bankwithmutual.com

MutualBank

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The Good.
The Bad.
And
The Future!

The Good.

mutual federal savings bank

+

MFB

MutualBank

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MFB/MutualBank

- July 18, 2008
- 430 Staff Members, 63,000 Households, over 177,000 Accounts
- 33 Financial Centers
- 2 Trust Offices
- 1 Loan Origination Office

MutualBank
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Board of Directors



Mike Marien

Former Chairman of MFB Corp.



Jon Kintner

Director with MFB for 30+ years

MutualBank
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Board of Directors



Ed Levy

Long-time businessman with financial expertise



Chuck Viater

Experienced financial industry leader

MutualBank
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Board of Directors



R. Donn Roberts

43 Years of continual service to MutualBank

Elected Advisory Director

MutualBank
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MutualBank

MutualBank
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Pat Botts President, COO



- 22 Years in Financial Services Industry
- 22 Years with MutualBank
  - Managed multiple functions within MutualBank
  - President, COO since 2003

MutualBank
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Chuck Viater President, North Region



- 29 Years in Financial Services Industry
- 14 Years as MFB CEO
- Certified Public Accountant

MutualBank
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Sharon Ferguson SVP,
Risk Management Division Manager



- 11 Years in Financial Services Industry
- Consumer Credit Experience
- Retail Credit Administration

MutualBank
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John Bowles SVP,
Consumer Banking Division Manager



- 40 Years in Financial Services Industry
- 17 Years as Regional STAR Financial Bank President
- Strengthened MutualBank's Investment Management

MutualBank
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MutualBank Franchise Footprint


St Joseph
Elkhart
Kosciusko
Wabash
Grant
Delaware
Randolph
Montgomery
Hamilton

MutualBank
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Trust
Investment
Retirement Plan Services

MutualWealth
Management Group

Grant County Market



Tim Faust, VP



Anita Moulton, VP

MutualWealth
Management Group

Delaware County Market



Bonita Rameriz, VP

MutualWealth
Management Group

Retirement Plans
Mutual Funds
Annuities
529 Plans
Stocks & Bonds
401k Rollovers

MutualFinancial
Investment Services

5200 Middlebury Street

- Open Date:
  September 15, 2008


MutualBank

MutualBank
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We're better than ever. Mutual Federal Savings Bank is now MutualBank.

We're turning heads with our new name and logo, but underneath all the groovy updates, you'll find the same great bank you've always known and trusted.

MutualBank

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MutualBank

bankwithmutual.com

MutualBank

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Financial Performance

MutualBank

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Total Assets



$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$962,517
$960,126
$975,452
$1,398,891
$1,388,827
$1,419,206
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008
4th Qtr 2008
1st Qtr 2009

Shown in thousands.

MutualBank
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Loans Receivable



$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$804,081
$794,191
$793,804
$1,124,644
$1,114,674
$1,106,444
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008
4th Qtr 2008
1st Qtr 2009

Shown in thousands.

MutualBank
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Total Deposits



$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$666,407
$678,097
$677,677
$978,894
$962,514
$1,014,374
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008
4th Qtr 2008
1st Qtr 2009

Shown in thousands.

MutualBank
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Net Interest Margin



4.00%
3.00%
2.00%
1.00%
2.84%
2.94%
3.13%
3.31%
3.41%
3.23%
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008
4th Qtr 2008
1st Qtr 2009

Net Interest Income



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$6,185
$6,360
$6,800
$9,836
$10,545
$10,392
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008
4th Qtr 2008
1st Qtr 2009

Shown in thousands.

MutualBank
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The Bad.

General Economy

Economic Overview

- Unemployment
  - Saint Joseph, Grant, Randolph, Wabash, Kosciusko, Elkhart counties ranging from 11-18% (above state's average)
- Decrease in Stock Market
- Record Foreclosures

MutualBank
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Capital Purchase Plan
T.A.R.P.

Capital – Why so important?

- Supports lending activity
- Protects against loans becoming delinquent & producing loss

MutualBank
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Credit Quality

Non Performing Assets/ Total Assets



3.00%
2.00%
1.00%
0.00%
1.35%
1.47%
1.51%
1.64%
1.92%
1.90%
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008
4th Qtr 2008
1st Qtr 2009

MutualBank
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Non Performing Loans/ Total Loans


3.00%
2.00%
1.00%
0.00%
1.29%
1.44%
1.37%
1.63%
1.93%
2.03%
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008
4th Qtr 2008
1st Qtr 2009

MutualBank
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Net Charge-Offs/Average Loans


0.80%
0.60%
0.40%
0.20%
0.00%
0.33%
0.26%
0.28%
0.09%
0.66%
0.34%
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008
4th Qtr 2008
1st Qtr 2009

MutualBank
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Allowance for Loan Loss/ Total Loans


2.00%
1.50%
1.00%
0.50%
0.00%
1.03%
1.05%
1.07%
1.08%
1.34%
1.41%
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008
4th Qtr 2008
1st Qtr 2009

MutualBank
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Impact of Accounting Rules

Impact on MutualBank

Earnings per common share, as reported	($4.22)
Add back accounting adjustments:	
Other-than-temporary impairment	($0.49)
Goodwill impairment (non-cash)	($4.30)
Mortgage servicing rights impairment	($0.06)
Earnings per common share, adjusted	$0.63

Net Interest Income


$7.00
$6.50
$6.00
$5.50
$5.00
$5.82
$6.39
2007
2008

Earnings Per Share.

MutualBank
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Non-Interest Income


$2.20
$2.10
$2.00
$1.90
$1.80
$1.70
$1.60
$1.87
$2.08
2007
2008

Earnings Per Share.
*2008 without One-Time Income Adjustments.

MutualBank
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Non-Interest Expense



($5.50)
($6.50)
($7.50)
($6.06)
($6.43)
2007
2008

Earnings Per Share.
*2008 without One-Time Expense Adjustments.

MutualBank
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Provision


$0.00
($1.00)
($2.00)
($0.54)
($1.34)
2007
2008

Earnings Per Share.

Capital Purchase Plan
T.A.R.P.

Total Risk Based Capital


16.00%
12.00%
8.00%
4.00%
0.00%
10.90%
10.85%
10.60%
10.45%
13.79%*
11.12%
13.92%*
11.26%
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008
4th Qtr 2008
1st Qtr 2009

*with TARP.

MutualBank
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The Future.

Total Stockholder's Equity


$150,000
$125,000
$100,000
$75,000
$50,000
$87,014
$86,755
$83,431
$123,974
$130,515
$129,512
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008
4th Qtr 2008
1st Qtr 2009

Shown in thousands.

MutualBank
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Net Income

- $1.8 million
- $0.20 per share

MutualBank
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Mortgage Loan Production



$150,000
$100,000
$50,000
$0
$117,000
$69,000
2008
1st Qtr 2009

Shown in thousands.

Mortgage Loan Production



1200
800
400
0
961
558
2008
1st Qtr 2009

MutualBank
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Total Deposits


$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$666,407
$678,097
$677,677
$978,894
$962,514
$1,014,374
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008
4th Qtr 2008
1st Qtr 2009

Shown in thousands.

MutualBank
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Loan Mix


12/31/2007
18%
55%
28%
12/31/2008
29%
47%
24%
Mortgage
Consumer
Commercial

MutualBank
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Deposit Mix


12/31/2007
36%
64%
12/31/2008
39%
61%
Non-Maturity Deposits
Term Deposits

MutualBank
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The Good.
The Bad.
And
The Future!

Thank You

MutualBank

Go ahead...live a better life!